UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

October 20, 2003
(Date of earliest event reported)

International Remote Imaging Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9767	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9172 Eton Avenue, Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (818) 709-1244

Item 5. Other Events and Regulation FD Disclosure.

On October 20, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated October 20, 2003

Exhibit Index
99.1	Press release dated October 20, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Remote Imaging Systems, Inc. (Registrant)
October 22, 2003 (Date)	/s/ JOHN Y. CALOZ John Y. Caloz Corporate Vice President, Finance, Chief Financial Officer and Secretary